UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 25, 2012

CORPORATE OFFICE PROPERTIES TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-14023	23-2947217
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

6711 Columbia Gateway Drive, Suite 300

Columbia, Maryland 21046

(Address of principal executive offices)

(443) 285-5400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On June 27, 2012, Corporate Office Properties Trust (the “Company”), the General Partner of Corporate Office Properties, L.P. (the “Operating Partnership”), entered into the Twenty-Ninth Amendment to Second Amended and Restated Limited Partnership Agreement (the “Amendment”) of the Operating Partnership. The Amendment was entered into in connection with the issuance by the Operating Partnership of 6,900,000 Series L Preferred Units to the Company in connection with the contribution to the Operating Partnership by the Company of the net proceeds from a public offering (the “Offering”) of 6,900,000 of its 7.375% Series L Cumulative Preferred Shares, par value $0.01 per share (the “Series L Preferred Shares”), which carry a liquidation preference of $25 per share. Other than to acknowledge the contribution of the net proceeds of such Offering by the Company to the Operating Partnership in exchange for the Series L Preferred Units, the Amendment contains no substantive terms.

Item 3.03               Material Modifications to Rights of Security Holders

On June 25, 2012, the Company filed an Articles Supplementary (the “Articles Supplementary”) with the Maryland State Department of Assessments and Taxation to designate 6,900,000 shares of the Company’s authorized but unissued preferred shares of beneficial interest as Series L Preferred Shares, with the powers, designations, preferences and other rights as set forth therein. The Articles Supplementary became effective on June 25, 2012.

As set forth in the Articles Supplementary, the Series L Preferred Shares rank senior to shares of the Company’s common shares of beneficial interest, par value $0.01 per share (the “Common Shares”), and to any other of the Company’s future equity shares that it may later authorize or issue that by their terms rank junior to the Series L Preferred Shares.  The Series L Preferred Shares rank pari passu with the Company’s outstanding 8% Series G Cumulative Redeemable Preferred Shares of beneficial interest, 7.5% Series H Cumulative Redeemable Preferred Shares of beneficial interest, 7.625% Series J Cumulative Redeemable Preferred Shares of beneficial interest and 5.60% Series K Cumulative Redeemable Convertible Preferred Shares of beneficial interest and any future equity securities that the Company may later authorize or issue that by their terms are on a parity with the Series L Preferred Shares. Holders of Series L Preferred Shares will be entitled to receive, when, as and if declared by the Board of Directors of the Company, cumulative cash dividends at the rate of 7.375% per annum of the $25.00 per share liquidation preference, equivalent to $1.84375 per annum per Series L Preferred Share. Dividends on the Series L Preferred Shares are payable quarterly on January 15, April 15, July 15 and October 15 of each year, commencing October 15, 2012. In addition to other preferential rights, the holders of Series L Preferred Shares are entitled to receive the liquidation preference, which is $25.00 per share, before the holders of Common Shares or any other preferred shares of the Company that rank junior to the Series L Preferred Shares in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company’s affairs.

Generally, the Series L Preferred Shares are not redeemable by the Company before June 27, 2017. However, upon the occurrence of a Change of Control (as defined below), each holder of Series L Preferred Shares will have the right (unless, prior to the Change of Control Conversion Date (as defined below), the Company has provided or provides notice of its election to redeem the Series L Preferred Shares) to convert some or all of the Series L Preferred Shares held by such holder (the “Change of Control Conversion Right”) on the Change of Control Conversion Date into a number of Common Shares per share of Series L Preferred Shares to be converted equal to the lesser of:

•                  the quotient obtained by dividing (i) the sum of the $25.00 liquidation preference plus the amount of any accrued and unpaid dividends to, but not including, the Change of Control Conversion Date (unless the Change of Control Conversion Date is after a record date for a Series L Preferred Shares dividend payment and prior to the corresponding Series L Preferred Shares dividend payment date, in which case no additional amount for such accrued and unpaid dividends will be included in this sum) by (ii) the Common Share Price (as defined below); and

•                  2.2302 (the “Share Cap”), subject to certain adjustments;

subject, in each case, to provisions for the receipt of alternative consideration as described in the Articles Supplementary.

If the Company has provided or provides a redemption notice, whether pursuant to the Company’s special optional redemption right in connection with a Change of Control or the Company’s optional redemption right, holders of Series L Preferred Shares will not have any right to convert their Series L Preferred Shares in connection with the Change of Control Conversion Right and any Series L Preferred Shares subsequently selected for redemption that have been tendered for conversion will be redeemed on the related date of redemption instead of converted on the Change of Control Conversion Date.

A “Change of Control” is when, after the original issuance of the Series L Preferred Shares, the following have occurred and are continuing:

•                  the acquisition by any person, including any syndicate or group deemed to be a “person” under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of purchases, mergers or other acquisition transactions of shares of the Company entitling that person to exercise more than 50% of the total voting power of all shares of the Company entitled to vote generally in elections of directors (except that such person will be deemed to have beneficial ownership of all securities that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition); and

•                  following the closing of any transaction referred to in the bullet point above, neither the Company nor the acquiring or surviving entity has a class of common securities (or American Depositary Receipts representing such securities) listed on the New York Stock Exchange (the “NYSE”), the NYSE Amex Equities (the “NYSE Amex”), or the NASDAQ Stock Market (“NASDAQ”), or listed or quoted on an exchange or quotation system that is a successor to the NYSE, the NYSE Amex or NASDAQ.

The “Change of Control Conversion Date” will be a business day that is not less than 20 days nor more than 35 days after the date on which the Company provides the required notice of the occurrence of a Change of Control to the holders of Series L Preferred Shares.

The “Common Share Price” will be: (i) the amount of cash consideration per share of Common Shares, if the consideration to be received in the Change of Control by holders of Common Shares is solely cash; and (ii) the average of the closing prices for the Common Shares on the NYSE for the 10 consecutive trading days immediately preceding, but not including, the effective date of the Change of Control, if the consideration to be received in the Change of Control by holders of Common Shares is other than solely cash.

The foregoing is a summary is not complete. A complete description of the Series L Preferred Shares is set forth in the Articles Supplementary filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The description of the Articles Supplementary included in Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 9.01               Financial Statements and Exhibits.

Exhibit Number	Description
3.1

Articles Supplementary of 7.375% Series L Cumulative Preferred Shares (filed with the Commission as Exhibit 4.1 to the Company’s Form 8-A filed June 25, 2012 (File No. 001-14023), and incorporated herein by reference thereto).

4.2

Form of global certificate evidencing the 7.375% Series L Cumulative Preferred Shares (filed with the Commission as Exhibit 4.2 to the Company’s Form 8-A filed June 25, 2012 (File No. 001-14023), and incorporated herein by reference thereto).

99.1	Twenty-Ninth Amendment to Second Amended and Restated Limited Partnership Agreement of Corporate Office Properties, L.P. dated June 27, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 27, 2012

CORPORATE OFFICE PROPERTIES TRUST

By:	/s/ Stephen E. Riffee
Name: Stephen E. Riffee
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
3.1

Articles Supplementary of 7.375% Series L Cumulative Preferred Shares (filed with the Commission as Exhibit 4.1 to the Company’s Form 8-A filed June 25, 2012 (File No. 001-14023), and incorporated herein by reference thereto).

4.2

Form of global certificate evidencing the 7.375% Series L Cumulative Preferred Shares (filed with the Commission as Exhibit 4.2 to the Company’s Form 8-A filed June 25, 2012 (File No. 001-14023), and incorporated herein by reference thereto).

99.1	Twenty-Ninth Amendment to Second Amended and Restated Limited Partnership Agreement of Corporate Office Properties, L.P. dated June 27, 2012.